UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2020

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 605, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 8.01	Other Events.

Cinedigm Corp. (the “Company”) is filing this Current Report on Form 8-K to update beneficial ownership information.

The following table sets forth as of April 15, 2020, certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Chief Executive Officer, its three other most highly compensated individuals who were serving as executive officers at the end of the Last Fiscal Year, for services rendered in all capacities during the Last Fiscal Year, and (iv) all of the Company’s directors and executive officers as a group.

CLASS A COMMON STOCK

Name (a)	Shares Beneficially Owned (b)
	Number		Percent
Christopher J. McGurk	1,495,925	(c)	1.6%
Gary S. Loffredo	190,479	(d)	*
Erick Opeka	132,705	(e)	*
Jeffrey S. Edell	100,000	(f)	*
William S. Sondheim	93,000	(g)	*
Peter C. Brown	267,543	(h)	*
Tom Bu	--		--
Patrick W. O’Brien	244,486		*
Zvi M. Rhine	275,860	(i)	*
Peixin Xu	48,937,932	(j)	47.3%
Bison Capital Holding Company Limited	48,863,220	(k)	47.2%
Beitai Investment LP	21,646,604	(l)	23.5%
All directors and executive officers as a group (8 persons)	51,695,186	(m)	49.5%

____________

*	Less than 1%

(a)	Unless otherwise indicated, the business address of each person named in the table is c/o Cinedigm Corp., 237 West 35th Street, Suite 605, New York, NY 10001.

(b)	Applicable percentage of ownership is based on 92,059,404 shares of Class A Common Stock outstanding as of April 15, 2020 together with all applicable options, warrants and other securities convertible into shares of our Class A Common Stock for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Class A Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after April 15, 2020 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Class A Common Stock shown. Certain information is based on the numbers of shares reported in the most recent Schedule 13D or Schedule 13G, as amended, as applicable, filed by stockholders with the SEC through April 15, 2020 and information provided by holders or otherwise known to the Company.

(c)	Includes (i) 600,000 shares of Class A Common Stock underlying currently exercisable options and (ii) 51,852 shares of Class A Common Stock underlying currently exercisable stock appreciation rights.

(d)	Includes 71,479 shares of Class A Common Stock underlying currently exercisable options.

(e)	Includes (i) 12,000 shares of Class A Common Stock underlying currently exercisable options and (ii) 45,705 shares of Class A Common Stock underlying currently exercisable stock appreciation rights.

(f)	To the best knowledge of the Company. Mr. Edell’s employment with the Company ended on February 28, 2019.

(g)	To the best knowledge of the Company. Mr. Sondheim’s employment with the Company ended on March 29, 2019.

(h)	Includes 92,067 shares owned by Grassmere Partners LLC, of which Mr. Brown is Chairman. Mr. Brown disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(i)	Mr. Rhine is the Principal of Sabra Capital Partners, LLC. Includes 204,431 shares of Class A Common Stock owned directly and 7,400 shares of Class A Common Stock owned by Sabra Capital Partners, LLC.

(j)	Includes (i) 74,712 shares of Class A common stock owned directly, (ii) 23,566,667 shares of Class A Common Stock owned by Bison Entertainment Investment Limited (“BEIL”), (iii) 1,400,000 shares of Class A common stock subject to issuance upon exercise of currently exercisable warrants owned by Bison Entertainment and Media Group (“BEMG”), (iv) 8,224,114 shares, and 6,666,667 shares of Class A common stock subject to issuance upon conversion of a currently convertible note, held by Bison Global Investment SPC for and on behalf of Global Investment SPC-Bison Global No. 1 (“Bison Global”), and (v) 5,672,439 shares, and 3,333,333 shares of Class A common stock subject to issuance upon conversion of a currently convertible note, held by MingTai Investment LP (“MingTai”). BEIL is wholly-owned by BEMG, which is wholly-owned by Bison Capital Holding Company Limited. Mr. Xu’s spouse, Fengyun Jiang, is the sole owner of Bison Capital Holding Company Limited and the sole indirect owner of Bison Global. Mr. Xu controls MingTai.

(k)	Includes (i) 23,566,667 shares of Class A common stock owned by BEIL, (ii) 1,400,000 shares of Class A common stock subject to issuance upon exercise of currently exercisable warrants owned by BEMG, (iii) 8,224,114 shares, and 6,666,667 shares of Class A common stock subject to issuance upon conversion of a currently convertible note, held by Bison Global, and (iv) 5,672,439 shares, and 3,333,333 shares of Class A common stock subject to issuance upon conversion of a currently convertible note, held by MingTai. BEIL is wholly-owned by BEMG, which is wholly-owned by Bison Capital Holding Company Limited. Fengyun Jiang is the sole owner of Bison Capital Holding Company Limited and the sole indirect owner of Bison Global. The business address of Bison Capital Holding Company Limited is 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing, China, 100016.

(l)	Based on Amendment No. 1 to Schedule 13D filed on April 23, 2020. Mr. Jian Wang is the sole shareholder of BeiTai Investment LP.

(m)	Includes a total of 12,181,036 shares that are not currently outstanding, consisting of (i) 683,479 shares of Class A common stock underlying currently exercisable options, (ii) 97,557 shares of Class A common stock underlying currently exercisable stock appreciation rights, (iii) 1,400,000 shares of Class A common stock subject to issuance upon exercise of currently exercisable warrants, and (iv) 10,000,000 shares of Class A common stock subject to issuance upon conversion of currently exercisable convertible notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: May 6, 2020	By:	/s/ Gary S. Loffredo
Gary S. Loffredo Chief Operating Officer, President of Digital Cinema, General Counsel and Secretary